UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2023

DIAMONDHEAD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

250 Park Ave, 7th Floor New York, New York	10177
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 572-6260

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	DHHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DHHC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DHHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Preliminary Unaudited Financial Results for Great Southern Homes the Year Ended December 31, 2022

Great Southern Homes, Inc. (“GSH”) is in the process of finalizing its financial results for the year ended December 31, 2022. Set forth below are certain estimated preliminary unaudited financial results for GSH for the year ended December 31, 2022. The estimated preliminary unaudited financial results set forth below are based only on currently available information as of the date of this Current Report on Form 8-K. These estimated results are preliminary and subject to change. GSH’s financial closing procedures for the year ended December 31, 2022 are not yet complete and, as a result, its final results upon completion of its closing procedures may vary from the estimated preliminary unaudited results set forth below. GSH expects to complete its financial statements for the year ended December 31, 2022 subsequent to the completion of the Business Combination (as defined in DiamondHead Holdings Corp.’s (“we” or “us”) proxy statement/prospectus dated February 14, 2023) and we expect to include those financial statements in a Current Report on Form 8-K to be filed following completion of the Business Combination.

In addition, the estimated preliminary results for GSH set forth below are forward-looking statements and are not guarantees of future performance and may differ from actual results. See “Forward-Looking Statements,” “Risk Factors” and GSH’s financial statements and related notes included in our proxy statement/prospectus dated February 14, 2023 for additional information regarding factors that could result in differences between the preliminary estimates of certain of GSH’s financial results that are presented below and the actual financial results for GSH that we will report. These estimates should not be viewed as a substitute for GSH’s full financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Accordingly, you should not place undue reliance on these preliminary unaudited results. These preliminary unaudited results should be read together with “Summary Historical Financial Data for GSH,” “Risk Factors,” “Unaudited Pro Forma Condensed Combined Financial Information,” “GSH’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and the related notes included in our proxy statement/prospectus dated February 14, 2023.

Additionally, the estimates reported below include certain financial measures that are not required by, or presented in accordance with, GAAP. Management of GSH believes these non-GAAP financial measures are useful because they provide a more effective evaluation of GSH’s operating performance and allow comparison of GSH’s results of operations from period to period without regard to GSH’s financing methods or capital structure or other items that impact comparability of financial results from period to period such as fluctuations in interest expense or effective tax rates, levels of depreciation or amortization, or unusual items. Non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. GSH’s computations of non-GAAP financial measures may not be comparable to non-GAAP financial measures of other companies. GSH presents non-GAAP financial measures because it believes they provide useful information regarding the factors and trends affecting GSH’s business.

All of the estimated preliminary unaudited financial information for GSH set forth below has been prepared by and is the responsibility of GSH management.

Set forth below are certain preliminary estimates for our results of operations for the year ended December 31, 2022, as compared to our historical results of operations for the year ended December 31, 2021.

(dollars in millions)	2022	2021
Home closings(a)	1,605	1,705
Revenue, net of sales discount	$477.0	$432.9
Gross profit	118.8	100.6
Gross profit %(b)	24.9%	23.2%
Adjusted gross profit(c)	124.3	104.2
Adjusted gross profit %(b)	26.0%	24.1%
Net income	$69.5	$62.4
EBITDA(d)	75.9	66.6
EBITDA margin %(b)	15.9%	15.4%
Adjusted EBITDA(d)	$82.8	$67.2
Adjusted EBITDA margin %(b)	17.4%	15.5%

(a)	Revenues from home sales are recorded at the time each home sale is closed and closing conditions are met.

(b)	Calculated as a percentage of revenue.

(c)	Adjusted gross profit is gross profit less capitalized interest expensed in cost of sales. Adjusted gross profit for the years ended December 31, 2022 and 2021 includes approximately $5.5 million and $3.6 million of interest expense, respectively.

(d)	Earnings before interest, taxes, depreciation and amortization, or EBITDA, and adjusted EBITDA are supplemental non-GAAP financial measures used by management of GSH. GSH defines EBITDA as net income before (i) capitalized interest expensed in cost of sales, (ii) depreciation and amortization, and (iii) taxes. GSH defines adjusted EBITDA as EBITDA before stock-based compensation expense, gain on extinguishment of debt, and transaction costs related to the Business Combination. Management of GSH believes EBITDA and adjusted EBITDA are useful because they provide a more effective evaluation of GSH’s operating performance and allow comparison of GSH’s results of operations from period to period without regard to GSH’s financing methods or capital structure or other items that impact comparability of financial results from period to period such as fluctuations in interest expense or effective tax rates, levels of depreciation or amortization, or unusual items. EBITDA and adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. GSH’s computations of EBITDA and adjusted EBITDA may not be comparable to EBITDA or adjusted EBITDA of other companies. GSH presents EBITDA and adjusted EBITDA because it believes they provide useful information regarding the factors and trends affecting GSH’s business.

The following table presents a reconciliation of EBITDA and adjusted EBITDA to the GAAP financial measure of net income for each of the periods indicated (unaudited).

(dollars in millions)	2022	2021
Net income	$69.5	$62.4
Interest expense in cost of sales	5.5	3.6
Depreciation and amortization	0.7	0.4
Taxes(a)	0.2	0.2
EBITDA	75.9	66.6
Stock-based compensation expense	1.4	--
Transaction costs	5.5	0.6
Adjusted EBITDA	82.8	67.2
EBITDA margin(b)	15.9%	15.4%
Adjusted EBITDA margin(b)	17.4%	15.5%

(a)	GSH is included in the tax filing of the shareholders of GSH, which was taxed individually. As such, Taxes does not include the effect of income tax expense.

(b)	Calculated as a percentage of revenue.

Factors Affecting GSH’s Results of Operations

GSH believes that its future performance will depend on many factors, including those described below and in the sections entitled “Risk Factors” and “Forward-Looking Statements” included in our proxy statement/prospectus dated February 14, 2023. The following discussion supplements the discussion under “GSH’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Factors Affecting GSH’s Results of Operations” in our proxy statement/prospectus dated February 14, 2023 and should be read in conjunction therewith.

Availability of Mortgages; Applicable Interest Rates

GSH’s business is impacted by the availability and affordability of mortgages. In 2022, approximately 90% of GSH’s homebuyers obtained a mortgage to purchase their home. A prospective customer’s ability to obtain or afford a mortgage will be impacted by among other things market conditions, interest rates and the amount required as a down payment, each of which are factors outside of GSH’s control. If mortgages are unavailable, or are not available on terms that make the purchase of GSH’s homes affordable, prospective customers may choose to forgo the purchase of a home or purchase a less expensive home, which could negatively impact GSH’s business.

In response to rising inflation, the Federal Reserve increased interest rates throughout 2022 and 2023 to date. Those increases have resulted in a significant increase in mortgage rates. The increase in mortgage rates has negatively impacted the affordability of GSH’s homes and, as a result, negatively impacted the number of home closings in the second half of 2022.

Federal Reserve officials have indicated that the Federal Reserve expects to continue interest rate increases. In Congressional testimony, Federal Reserve Chairman Jerome Powell recently indicated that, given that recent economic data has come in stronger than expected, the ultimate level of interest rates is likely to be higher than previously anticipated. Chair Powell further indicated that if the economic data were to indicate that faster tightening is warranted, the Federal Reserve would be prepared to increase the pace of interest rate hikes. GSH expects higher mortgage rates to continue to have a negative impact on its business as long as mortgage rates remain at elevated levels, resulting in reduced purchasing power for homebuyers, negatively impacting margins, earnings and cash flow. If interest rates go higher, faster, as previewed by Chair Powell, those negative impacts could be more pronounced and could continue for a longer period of time.

Costs of Building Materials and Labor

The cost of home construction fluctuates with market conditions and costs related to building materials and labor. The residential construction industry experiences labor and material shortages from time to time, including shortages in qualified subcontractors, tradespeople and supplies such as insulation, drywall, cement, steel, and lumber. These labor and material shortages can be more severe during periods of strong demand for housing, during periods following natural disasters that have a significant impact on existing residential and commercial structures or as a result of broader economic disruptions, such as the COVID-19 pandemic. For example, the cost of lumber has been volatile due to the U.S. government-imposed tariffs on imports of lumber and the supply-chain disruptions caused by the closing of lumber mills in response to the COVID-19 pandemic. Any increases in lumber commodity prices may result in the renewal of GSH’s lumber contracts at more expensive rates, which may significantly impact GSH’s cost to construct homes and GSH’s business. Higher costs of building materials, including lumber, generally lead to decreased margins on homes sold. For example, in the second half of 2022, higher lumber costs increased GSH’s cost to construct a home, thereby reducing margins. As a result, although GSH realized a gross profit margin of 27.2% for the first six months of 2022, after experiencing the increased costs in the second half of 2022, GSH’s gross profit margin for all of 2022 was 24.9%. Although GSH has recently seen a decline in the price of lumber and moderate reductions in other building materials, future increases in the cost of building materials and labor could have a negative impact on GSH’s margins on homes sold, thereby negatively affecting earnings and cash flow.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K relates to a proposed transaction between DiamondHead Holdings Corp. (“DHHC”) and GSH. and may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement, dated as of September 10, 2022, by and among DHHC, GSH and Hestia Merger Sub, Inc., a South Carolina corporation and a wholly-owned subsidiary of DHHC. In connection with the Business Combination, DHHC filed a registration statement on Form S-4 with the SEC, which was declared effective on February 14, 2023 (the “Definitive Proxy”) and includes a proxy statement and a prospectus of DHHC. DHHC commenced mailing of the definitive proxy statement/prospectus to its stockholders on February 14, 2023. STOCKHOLDERS OF DHHC AND GSH ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY DHHC WITH THE SEC, INCLUDING THE DEFINITIVE PROXY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain all relevant documents filed or to be filed by DHHC with the SEC free of charge at the SEC’s website, http://www.sec.gov. In addition, the proxy statement/prospectus and other documents filed by DHHC with the SEC may be obtained from DHHC free of charge by directing a request to the following address: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, Stamford, Connecticut 06902, or by calling (800) 662-5200 (for individuals) or (203) 658-9400 (for banks and brokers).

PARTICIPANTS IN SOLICITATION

DHHC and GSH and their respective directors and officers may be deemed to be participants in the solicitation of proxies from DHHC’s stockholders in favor of the approval of the proposed transactions. Information about DHHC’s directors and executive officers and their ownership of DHHC’s securities is set forth in DHHC’s filings with the SEC, including the Definitive Proxy, and DHHC’s Registration Statement on Form S-1, which was declared effective by the SEC on January 25, 2021. To the extent that holdings of DHHC’s securities have changed since the amounts printed in DHHC’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

This Current Report on 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD-LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between DHHC and GSH. Forward looking statements generally relate to future events or involving, or future performance of, DHHC or GSH. For example, statements regarding anticipated growth in the industry in which GSH operates and anticipated growth in demand for GSH’s products, projections of GSH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between DHHC and GSH and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DHHC and its management, and GSH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of DHHC’s securities; (ii) the risk that the proposed transaction may not be completed by DHHC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DHHC; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against DHHC, GSH, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of DHHC or DHHC’s failure to satisfy other conditions to closing; (vii) the risk that DHHC will not be able to raise third-party financing to meet the Minimum Cash Condition (as defined in the Registration Statement) if redemptions of DHHC public shares cause the DHHC trust account to have insufficient funds (after giving effect to redemptions) to achieve the Minimum Cash Condition; (viii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (ix) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (x) the risk that the proposed transaction disrupts current plans and operations of GSH or diverts management’s attention from GSH’s ongoing business; (xi) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xii) costs related to the proposed transaction; (xiii) changes in applicable laws or regulations; (xiv) the possibility that GSH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xv) GSH’s estimates of expenses and profitability; (xvi) the evolution of the markets in which GSH competes; (xvii) the ability of GSH to implement its strategic initiatives; and (xviii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DHHC’s Annual Report on Form 10-K for the year ended December 31, 2021 and other risks and uncertainties indicated in the Definitive Proxy, including those set forth under “Risk Factors” therein, and other documents filed with the SEC by DHHC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and DHHC and GSH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DHHC nor GSH gives any assurance that either DHHC or GSH will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by DHHC or GSH or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDHEAD HOLDINGS CORP.

Date: March 9, 2023	By:	/s/ David. T. Hamamoto
	Name:	David T. Hamamoto
	Title:	Co-Chief Executive Officer